                                                                    EXHIBIT 32.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant  to 18  U.S.C.  1350,  as  adopted  pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, the undersigned,  Anthony J. Miceli, Chief Financial
Officer of United  Capital Corp.  (the  "Company"),  does hereby  certify,  with respect to the Annual  Report of the  Company on Form 10-K for the period  ended
December 31, 2005 (the "Report") that:

1.      The Report fully  complies  with the  requirements  of Section  13(a) or
        15(d) of the Securities Exchange Act of 1934; and

2.      The information contained in the Report fairly presents, in all material respects,  the  financial  condition  and results of  operations  of the
        Company.

Date:  March 27, 2006

                                            /s/ ANTHONY J. MICELI
                                            ------------------------------------
                                            Anthony J. Miceli
                                            Chief Financial Officer